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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2007

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                                    KBW, Inc.
             (Exact name of registrant as specified in its charter)

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           Delaware                    001-33138                  13-4055775
(State or other jurisdiction of       (Commission               (IRS Employer
        incorporation)                File Number)           Identification No.)

787 Seventh Avenue, New York, New York                               10019
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (212) 887-7777

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      (d) On June 6, 2007, James K. Schmidt was elected to the Board of Directors of KBW, Inc. (the "Company"). The Board of Directors determined that Mr. Schmidt is independent in accordance with the director independence standards established under the Company's Corporate Governance Policies and applicable rules and regulations, including the rules of the New York Stock Exchange. In connection with Mr. Schmidt's election, the Board of Directors increased its size to six. Mr. Schmidt's election brings the number of independent directors on the Board of Directors to three. Mr. Schmidt will also serve as Chairman of the Company's Corporate Governance and Nominations Committee and a member of the Audit Committee and the Compensation Committee. Mr. Schmidt's initial term as a Director will end in 2010.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

Exhibit
Number          Description
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    99          Press Release of KBW, Inc. dated June 6, 2007.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   KBW, Inc.



                                                   By: /s/ Mitchell B. Kleinman
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                                                      Name: Mitchell B. Kleinman
                                                      Title:   General Counsel


 Date: June 6, 2007